UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2022

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3133 West Frye Road, # 215

Chandler, Arizona 85226

(Address of principal executive offices) (Zip Code)

(877) 282-7660

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2022, Mobivity Holdings Corp. (the “Company”) announced that John Harris, a member of the Board of Directors (the “Board”) of the Company, has resigned and will leave the Board effective May 23, 2022. Also on May 23, the Board elected Ben Weinberger to fill the newly created vacancy on the Board and to serve as a member of the Board, effective May 23. The Board appointed Mr. Weinberger to serve as Chairman of the Compensation Committee and to serve on the Audit Committee and the Governance and Nominating Committee.

There are no arrangements or understandings between Mr. Weinberger and any other persons pursuant to which he was selected as a director. Additionally, there are no transactions involving the Company and Mr. Weinberger that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Weinberger was granted a Restricted Stock Unit award having a target equity value of $65,000 (the “RSU Award”). The RSU Award will vest in four equal quarterly installments beginning on June 30, 2022, subject to continued service through each vesting date.

Item 7.01.	Regulation FD Disclosure

On May 23, 2022, the Company issued a press release announcing the appointment of Mr. Weinberger to the Board and the resignation of Mr. Harris from the Board. The text of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information contained in this item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVITY HOLDINGS CORP.

Date: May 26, 2022	By:	/s/ Dennis Becker
Dennis Becker
Chairman and Chief Executive Officer